                                                                   EXHIBIT 10.8B


AMENDMENT NO. 2 dated August 28, 1998 (this "Amendment"), to the Bank Facility Agreement between Kabeltelevisie Amsterdam B.V. and ABN AMRO BANK N.V. dated as of January 31, 1996, as amended by Amendment No. 1 dated as of July 1, 1997.

The undersigned,

Kabeltelevisie Amsterdam B.V. (the "Borrower"), a private company with limited liability under the law of The Netherlands, with corporate seat in Amsterdam;

and

ABN AMRO BANK N.V. ("ABN AMRO"), a public company with limited liability incorporated under the law of The Netherlands, with corporate seat in Amsterdam, The Netherlands, acting for itself in various capacities as referred to herein (including its capacity as a Bank) and, as the case may be, in accordance with article 25 of the Facility, as agent (the "Agent") for the Banks as defined hereafter (if any, as may be the case in accordance with article 25 of the Facility);

CONSIDERING THE FOLLOWING:

(A) The Borrower and ABN AMRO are parties to that certain Bank Facility Agreement dated as of January 31, 1996, as amended by the letter agreement dated as of February 15, 1996 and amendment number one dated July 1, 1997 (collectively the "Original Facility");

(B) Under the Original Facility ABN AMRO has agreed to make funds available to the Borrower on a revolving basis in order to finance certain needs of the Borrower for working capital by making available to the Borrower a working capital facility (the "Working Capital Facility") in the principal amount of up to NLG 50,000,000 subject to the terms and conditions as provided in the Original Facility;

(C) The Borrower has purchased certain real property located at Amsterdam, Kabelweg 49-55 (the "New Building") and has requested ABN AMRO to permit the Borrower to apply credit designated for the Working Capital Facility up to a maximum amount of NLG 25,000,000 towards capital expenditures to be incurred in connection with the renovation of the New Building;

(D) ABN AMRO has agreed to amend the Original Facility so as to create a building loan facility in the amount of up to NLG 25,000,000 and to reduce the Working Capital Facility from NLG 50,000,000 to NLG 25,000,000, subject to the terms and conditions set forth herein;

(E) The Borrower and ABN AMRO now wish to record their agreement regarding this modification referred to in recital (D), as follows:

HAVE AGREED AS FOLLOWS:
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Article 1  Definitions
----------------------

Unless otherwise provided herein all capitalized expressions and terms used in this Amendment shall have the meanings set forth in Exhibit 1 to the Original Facility, unless the context expressly requires otherwise.

The following defined terms as used in Exhibit 1 to the Original Facility shall be amended to read as follows:

"Bank Facility"          The Term Loan Facility, the Construction Loan Facility,
                         the Working Capital Facility and the Building Loan Facility;

"Facility"               the Original Bank Facility as amended by this Amendment
                         no. 2.

The following capitalized expressions and terms used in this Amendment shall have the meanings set forth below:

"Approved Building       Approved Building Plan as described in Article 2 of this
Plan"                    Amendment;

"Building Loan           an Advance made under the Building Loan Facility;
Advance"

"Building Loan          the date on which the first Building Loan Advance is made;
Advance Date"

"Building Loan          Building Loan Facility as defined in article 2 of this Amendment
Facility"               no. 2

"Building Loan          Building Loan Availability Period as defined in article 2 of this
Availability Period"    Amendment;

"Deed of Mortgage       a notarial deed of mortgage with the Borrower as mortgagor and
                        ABN AMRO as mortgagee, substantially in the form of Exhibit
                        A-1 to this Amendment;

"Deed of Pledge of      Deed of Pledge of Rentals in the Form of Exhibit B-1 to
Rentals"                Amendment no. 2;

"Rental Agreements"     (i) the agreement between the Borrower and Technical
                        Bureau Nohos B.V., (ii) the agreement between the Borrower and Stork
                        Installatietechniek Amsterdam B.V., in the forms delivered to ABN AMRO
                        Bank N.V. as the same may be amended from time to time.

Article 2  Amendment Bank Facility
----------------------------------

2.1 In addition to the credit facilities described in article 2.1 of the Original Facility ABN AMRO shall make available to the Borrower a building loan facility (the "Building Loan Facility") as described in this article 2.

2.2 In connection with the introduction of the Building Loan Facility the aggregate amount of the Available Working Capital Commitment referred to in article 2.4.1 of the Original Bank Facility shall be changed from NLG 50,000,000 to NLG 25,000,000.

2.3 Article 2 of the Original Facility is amended by adding the following articles:

     "2.5.1 Under the Building Loan Facility ABN AMRO is required to make one or more advances (the "Building Loan Advances") to the Borrower, subject to the terms and conditions of this Agreement up to the aggregate principal amount of NLG 25,000,000 (such maximum amount to be referred to as the "Available Building Loan Commitment"). The Available Building Loan Commitment shall be available from the date hereof until December 31, 1998 (the "Building Loan Availability Period").

     2.5.2 The first Building Loan Advance will be made by ABN AMRO to the Borrower if:
     (a) the following documents in form and substance satisfactory to ABN AMRO will have been received by ABN AMRO:

             (i) An itemized statement of capital expenditures incurred by the Borrower to date in connection with the acquisition and renovation of the New Building;
             (ii) a projection of the costs of construction and renovation to be incurred in connection with the completion of the renovation, (as confirmed by the building contractor responsible for the construction and renovation) of the New Building in form and substance acceptable to ABN AMRO;
             (iii) a copy of the approved renovation plans (the "Approved Building Plan") in form and substance acceptable to ABN AMRO;
             (iv)   a duly executed Deed of Mortgage (New Building);
             (v) a duly executed deed of pledge of Rental Agreements agreed between the parties;
             (vi)   a certificate of insurance naming ABN AMRO as loss payee;
             (vii) a "clean ground statement" ("schone grond verklaring") in respect of the New Building of a nationally recognized environmental consulting firm acceptable to ABN AMRO;
             (viii) an appraisal of the New Building from a nationally
                    recognized appraiser in form and substance acceptable to ABN AMRO;

     (b) the following Security Rights contemplated to be created by article 21 of this Agreement shall have been created and are validly existing as per the relevant first Building Loan Advance Date:

             (i)  a Deed of Pledge of Shares in the form of Exhibit C-1;
             (ii) a Deed of Mortgage, substantially in the form of Exhibit 16;

     (c) no event has occurred and is continuing and no circumstance exists which would constitute an Event of Default;
     (d) no event has occurred and is continuing and no circumstance exists which solely with the giving notice and/or the lapse of time would constitute an Event of Default;
     (e) all licenses, permits and approvals necessary for the renovation of the New Building in accordance with the Approved Building Plan shall have been obtained;
     (f) the principal repayment schedule attached as Exhibit 9 hereto shall have been revised and agreed upon between the Borrower and the Agent;
     (g) the Consortium Members are jointly the holders, directly or indirectly, of Control over the Borrower, subject to the priority share in the Borrower issued MAA;
     (h) the Agent shall have received an opinion from Clifford Chance and De Brauw Blackstone Westbroek in form and substance satisfactory to the Agent.

     2.5.3 Building Loan Advances made subsequent to the first Building Loan Advance are subject to the fulfilment of the conditions as set forth in article 2.5.2 above under (c), (d), (e) and (f).

     2.5.4 The following provisions of this Article 2.5 and the other provisions of this Agreement to the extent they apply to Construction Loan Advances shall apply to Building Loan Advances unless otherwise specifically agreed upon by ABN AMRO and the Borrower in a separate agreement. References to conditions included in article 7.1 and 7.2 hereof shall be deemed to include - with respect to the Building Loan Advances -references to the foregoing sections 2.5.2 and 2.5.3.

     2.5.5 The minimum amount of a Building Loan Advance shall be NLG 1,000,000 and any Building Loan Advance shall be a multiple of NLG 500,000.

     2.5.6 The Agent shall cause any Building Loan Advance to be transferred to the Revenue Account of the Borrower, unless otherwise agreed by the Borrower and the Agent.

     2.5.7 The provisions regarding prepayment set forth in article 13 hereof applicable to Construction Loan Advances shall apply mutatis mutandis to the Building Loan Advances.

Article 3  Interest and Fees Payable by the Borrower as the Building Loan
-------------------------------------------------------------------------
Advances
--------

3.1 The Borrower shall pay interest (including the applicable Margin) on the Building Loan Advances in accordance with the provisions of article 12.1 and 12.2 of the Original Facility.

3.2 Any Building Loan Advance shall be drawn at such Advance Rate or shall be rolled over at such Roll Over Moment with such Fixed Rate Interest periods or Variable Interest Periods, that the number of different Interest Payment Dates for the Term Loan Advance, the Construction Loan Advances and the Building Loan Advances shall not exceed ten.

3.3 The Borrower shall pay a commitment fee to the Agent equal to 0.30% per annum, calculated on the basis of a year of 360 days and actual days elapsed over the portion of the Building Loan Facility which shall not have been drawn down and shall have remained available for draw down under the Applicable Building Loan Commitment for the period commencing on the date of this Amendment up to and including December 31, 1998. This fee shall be payable in arrears and in quarterly installments.

Article 4  Repayment and Prepayment
-----------------------------------

4.1 The Borrower shall repay the Building Loan Advance in accordance with the revised Principal Repayment Schedule attached to this Amendment as Exhibit F-1, which schedule shall reflect that any outstanding Building Loan Advance is included in the amortization table and shall be repaid in full at July 1, 2005 without prejudice to the provisions of article 13 and 23 of the Original Facility.

4.2 The Borrower shall not have the right to redraw any prepaid Building Loan Advance or any parts thereof.

Article 5  Representations and Warranties
-----------------------------------------

The representations and warranties to be made by the Borrower as of each Advance Date set forth in article 18 of the Original Facility shall be supplemented by adding the following representations:

(m) "the Borrower has full legal title to the New Building free and clear of any rights or interests of third parties other than (i) the rights of the tenants under the Rental Agreements and (ii) the rights of ABN AMRO under the Deed of Mortgage (New Building);
(n) the Rental Agreements constitute legal, valid and binding obligations of the respective tenants thereunder enforceable in accordance with their respective terms and no debtor under the Rental Agreements is in default in respect of its obligations thereunder and no prepayments have been made by any debtor under any of the Rental Agreements."
(o) the Borrower and A2000 has obtained all required consents in connection with the execution and delivery of the Deed of Pledge of Shares, the Deed of Mortgage in the form of Exhibit 16 hereof and the Deed of Pledge of Rentals."

Article 6  Covenants in respect of New Building
-----------------------------------------------

6.1 The Borrower shall maintain the New Building in accordance with the covenants included in the Deed of Mortgage and shall maintain insurance in respect of the New Building in accordance with prudent insurance practice in The Netherlands. The Borrower shall provide the Agent on the first day of January of each year with a certificate of insurance naming the Agent as loss payee; such insurance covered by such certificate shall in form and substance be satisfactory to the Agent.

6.2 The Borrower shall grant to the Agent a valid first right of pledge ("pandrecht eerate in rang") over its rights under the Rental Agreements in respect of the New Building in the form of Exhibit B-1 hereto and shall enter into additional deeds of pledge, substantially in the form of Exhibit B-1 hereto, with respect to any rental agreements relating to the New Building entered into after the date hereof.

6.3 Notwithstanding the provisions set forth in the Mortgage, the Borrower shall not make any modifications to the New Building without the prior written consent of the Agent.

Article 7  Addition Covenants
-----------------------------

7.1 The Borrower shall use its best efforts to ensure that the remaining conditions set forth in art. 20.23.1 of the Facility shall be satisfied as soon as is reasonably possible.

7.2 If any of these conditions shall not have been accomplished by October 31, 1998 the Borrower shall notify the Agent thereof without delay and the Borrower and the Agent shall enter into consultations with a view to adequately deal with the then existing situation, without prejudice to
     Article 21 of the Original Facility.

Article 8  Events of Default
----------------------------

Article 23.1 shall be amended by adding the following clause:

     "S. The occurrence of an Event of Default as defined in the Facility Agreement entered into between A2000 Nilversum B.V. and the Agent dated as of October 16, 1996."

Article 9  Effect of Amendment
------------------------------

Except as expressly modified by this Amendment no. 2, all other provisions of the Original Facility shall remain in full force and effect and shall apply to Advances (including the Building Loan Advances) as set forth therein.

Dated as of August 28, 1998

Kabeltelevisie Amsterdam                 ABN AMRO Bank N.V.,
B.V.,                                    acting in all capacities referred to in
                                         the Original Facility

By  /s/                                    By  /s/
   ------------------------------             -----------------------------
Name       :  B. Meenderman                Name   :  F.J.M. Putker
Title      :  Managing Director            Title  :  Procuratiehouder K
Date       :  August 28, 1998                        and attorney-in-fact
Place      :  Amsterdam                    Date   :  August 28, 1998
                                           Place  :  Amsterdam



The undersigned have been informed of the foregoing amendment and confirm and agree that for purposes of (i) the A2000 Facility Agreement between A2000 Holding N.V. and ABN AMRO Bank N.V. dated as of January 31, 1996; and (ii) the A2000 Hilversum Facility Agreement between A2000 Hilversum B.V. and ABN AMRO Bank N.V. dated as of October 16, 1996, all references to "KTA Facility" shall be references to the Original Facility as amended by this Amendment no. 2 and as the same may be amended from time to time.

A2000 Holding N.V.                         A2000 Hilversum B.V.



By  /s/                                    By  /s/
   ------------------------------             -----------------------------
Name       :  B. Meenderman                Name   :  B. Meenderman
Title      :  Managing Director            Title  :  Managing Director
              and attorney-in-fact                   and attorney-in-fact
Date       :  August 28, 1998              Date   :  August 28, 1998
Place      :  Amsterdam                    Place  :  Amsterdam